Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

Exhibit 10.6

AMENDMENT NO.1 TO A MANUFACTURING AND SUPPLY AGREEMENT

BETWEEN:	SOPHiA GENETICS S.A., a corporation established under the laws of Switzerland, registered at the Swiss Companies Registration Office under number CH-550.1.086.569-3, whose registered office is at Rue du Centre 172, CH-1025 Saint-Sulpice, Switzerland,

(hereinafter referred to as “SOPHiA”)

AND:	INTEGRATED DNA TECHNOLOGIES, INC., a corporation established under the laws of Delaware with a place of business at [**],

(hereinafter referred to as “IDT”)

RECITALS

WHEREAS The Parties entered into an “Amended and Restated Manufacturing and Supply Agreement” on October 9th, 2018 (the “Main Agreement”);

WHEREAS, IDT agrees to provide additional warranties with regard to the shelf-life of a Commercial Product, as such term is defined in the Main Agreement

WHEREAS the Parties wish to witness their agreement in writing;

CONSEQUENTLY, FOR GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE TO MODIFY THE AGREEMENT IN GOOD FAITH AS FOLLOWS:

1.	RECITALS

The recitals shall be construed as part of this Amendment.

2.	AMENDED PROVISION

As of the date of the last signature of this Amendment by the Parties, the Parties hereby agree to modify the Main Agreement by adding a subsection 3.5 immediately following subsection 3.4 of the Main Agreement, which shall read as follows:

“IDT represents and warrants the Commercial Products delivered under this Agreement shall have a shelf-life of [**] (i.e., an “expiration date”) from the date where they are delivered to Sophia. Sophia shall be entitled to reject Products that do not comply with this provision, and IDT shall replace any such rejected Product promptly with compliant Products.”

3.	NON-AMENDED PROVISIONS

Any provision that is not expressly modified or mentioned by this Addendum shall remain in force and apply mutatis mutandis between the Parties.

(Signature page follows)

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.

IN WITNESS WHEREOF, THE PARTIES HAVE AGREED TO SIGN THIS AGREEMENT AS FOLLOWS:

SOPHiA GENETICS S.A.			IDT, INC.

By:	/s/ Damien Lapray		By:	/s/ Todd E. McManus
	Name:	Damien Lapray		Name:	Todd E. McManus
	Title:	CCO		Title:	General Counsel
	Date:	5/4/2019		Date:	4 March 2019

By:	/s/ Valentin Matillon		By:
	Name:	Valentin Matillon		Name:
	Title:	CFO		Title:
	Date:	5/4/2019		Date:

Certain confidential information contained in this document, marked by [**], has been omitted because SOPHiA GENETICS SA (SOPHiA) has determined that the information (i) is not material and (ii) is the type that SOPHiA customarily and actually treats as private or confidential.